Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, December 30, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on December 11, 2025 (ex-date December 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.018	36.9%	$ 0.018	36.9%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.000	0.0%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.032	63.1%	0.032	63.1%
Total Distribution	$ 0.050	100.0%	$ 0.050	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2025
Average Annual Total Return on NAV for the 5-year period (2)	7.31%
Annualized Current Distribution Rate (3)	8.30%
Fiscal YTD Cumulative Total Return on NAV (4)	13.76%
Fiscal YTD Cumulative Distribution Rate (5)	8.30%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, January 29, 2026 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on January 12, 2026 (ex-date January 12, 2026).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.000	0.0%	$ 0.018	18.1%
Net Realized Short-Term Capital Gains	0.050	100.0%	0.052	52.2%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.030	29.7%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$ 0.050	100.0%	$ 0.100	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	6.66%
Annualized Current Distribution Rate (3)	8.49%
Fiscal YTD Cumulative Total Return on NAV (4)	-1.44%
Fiscal YTD Cumulative Distribution Rate (5)	0.71%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, February 26, 2026 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on February 12, 2026 (ex-date February 12, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.015	30.0%	$ 0.033	21.9%
Net Realized Short-Term Capital Gains	0.003	6.0%	0.055	37.0%
Net Realized Long-Term Capital Gains	0.032	64.0%	0.062	41.1%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$ 0.050	100.0%	$ 0.150	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 30, 2026
Average Annual Total Return on NAV for the 5-year period (2)	8.10%
Annualized Current Distribution Rate (3)	8.15%
Fiscal YTD Cumulative Total Return on NAV (4)	3.39%
Fiscal YTD Cumulative Distribution Rate (5)	1.36%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, March 30, 2026 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on March 16, 2026 (ex-date March 16, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.015	30.0%	$ 0.048	23.8%
Net Realized Short-Term Capital Gains	0.022	44.0%	0.077	38.6%
Net Realized Long-Term Capital Gains	0.013	26.0%	0.075	37.6%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$ 0.050	100.0%	$ 0.200	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 27, 2026
Average Annual Total Return on NAV for the 5-year period (2)	10.62%
Annualized Current Distribution Rate (3)	7.46%
Fiscal YTD Cumulative Total Return on NAV (4)	13.74%
Fiscal YTD Cumulative Distribution Rate (5)	1.87%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, April 29, 2026 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on April 13, 2026 (ex-date April 13, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.031	62.0%	$ 0.079	31.4%
Net Realized Short-Term Capital Gains	0.008	16.0%	0.085	34.1%
Net Realized Long-Term Capital Gains	0.011	22.0%	0.086	34.5%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$ 0.050	100.0%	$ 0.250	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2026
Average Annual Total Return on NAV for the 5-year period (2)	8.43%
Annualized Current Distribution Rate (3)	7.91%
Fiscal YTD Cumulative Total Return on NAV (4)	8.17%
Fiscal YTD Cumulative Distribution Rate (5)	2.64%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, May 28, 2026 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on May 11, 2026 (ex-date May 11, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$ 0.016	32.0%	$ 0.095	31.7%
Net Realized Short-Term Capital Gains	0.011	22.0%	0.096	31.9%
Net Realized Long-Term Capital Gains	0.023	46.0%	0.109	36.4%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$ 0.050	100.0%	$ 0.300	100.0%

(1)	Fiscal year started December 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 30, 2026
Average Annual Total Return on NAV for the 5-year period (2)	8.36%
Annualized Current Distribution Rate (3)	7.66%
Fiscal YTD Cumulative Total Return on NAV (4)	12.40%
Fiscal YTD Cumulative Distribution Rate (5)	3.19%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Total Return Fund Inc. - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107